SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 2, 1996


                                Freeport McMoRan Inc.


                 Delaware               1-8124            13-3051048
            (State or other         (Commission         (IRS Employer
            jurisdiction of         File Number)        Identification
            incorporation or                               Number)
             organization)

                                 1615 Poydras Street

                            New Orleans, Louisiana  70112

      Registrant's telephone number, including area code:  (504) 582-4000






          Item 5.   Other Events.
                    -------------
          The following news release was issued by Freeport-McMoRan Inc. on September 2, 1996:

                   FREEPORT-McMoRan INC. AND ARCADIAN CORPORATION
                            TERMINATE MERGER DISCUSSIONS
               NEW ORLEANS, LA., September 2, 1996 -- Freeport-McMoRan Inc. (NYSE:FTX) announced today that the previously announced non-binding letter of intent with Arcadian Corporation (NYSE:ACA; ACA
          PRA) for the combination of their businesses has been terminated. The termination has no financial or operational effect on FTX or its affiliate Freeport-McMoRan Resource Partners, Limited Partnership (NYSE:FRP).
               James R. Moffett, Chairman of the Board of FTX said, "We believe FTX made a fully valued offer for Arcadian. FTX was unable to justify improving its offer because of its long-term view of the nitrogen fertilizer business and the fact that such an improvement would have diluted the value of the combination to FTX's existing shareholders. FTX believes that entering into a "bidding contest" after proposing a full value offer would not be in the best interest of FTX's shareholders. We have reviewed many possible business combinations with nitrogen fertilizer producers and, if FTX is unable to acquire assets that add value for its shareholders, it prefers to remain the "purest play" investment opportunity in the phosphate related fertilizer business."
               Rene L. Latiolais, President and Chief Executive Officer of FTX said, "We will continue to repurchase our shares and utilize our competitive advantages in the worldwide phosphate fertilizer market and in natural gas exploration and production (which will indirectly provide a hedge to our exposure to ammonia) to enhance the value of our company. We will continue to consider attractive business opportunities to pursue our growth objectives and remain committed to strengthening the asset base of our businesses for the benefit of our security holders."
               Freeport-McMoRan Inc. owns a 51.6% interest in Freeport-McMoRan Resource Partners, which is engaged in the production and sale of phosphate fertilizer and animal feed ingredients as well as the mining and sale of phosphate rock through IMC-Agrico Company, the mining, transporting, terminalling and marketing of sulphur and the exploration, development and production of oil and gas reserves.




                                      SIGNATURE
                                      ---------

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Freeport-McMoRan Inc.


                                        By:      /s/ William J. Blackwell
                                             ------------------------------
                                                   William J. Blackwell
                                             Controller - Financial Reporting
                                                (authorized signatory and
                                               Principal Accounting Officer)

          Date:  September 4, 1996